Exhibit 99.2

 TMTG to Merge with TAE  Advancing America’s energy dominance  and powering the A.I. revolution

Disclaimer

Forward-Looking Statements

This presentation contains forward-looking statements. All statements, other than statements of present or historical fact included in this presentation, regarding Trump Media and Technology Group Corp.'s ("TMTG") proposed merger with TAE Technologies, Inc. ("TAE"), TMTG's ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially. Words such as "anticipate," "believe," "expect," "intend," "may," "plan," "project," "should," "will" and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words, and the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements include, but are not limited to, statements regarding TMTG's and TAE's expectations, hopes, beliefs, intentions or strategies regarding the future including, without limitation, statements regarding: the anticipated timing and terms of the proposed transaction; plans for deployment of capital and the uses thereof; governance of the combined company; development and construction timelines; cost competitiveness of fusion-generated electricity; timing of commercialization of TAE's fusion technology and the technology of its subsidiaries; expectations regarding the time period over which the combined company's capital resources will be sufficient to fund its anticipated operations; plans for research and development programs; and future demand for power (including from artificial intelligence). These forward-looking statements are based largely on TMTG's and TAE's current expectations. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause TMTG's or TAE's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to TMTG's or TAE's ability to demonstrate and execute on commercial viability of its technology; legal proceedings; ability to obtain financing on acceptable terms or at all; changes in digital asset valuations; disruption to TMTG's or TAE's operations; TMTG's or TAE's ability to develop and maintain key strategic relationships; competition in TMTG's or TAE's industry; ability to access required materials at acceptable costs; delays in the development and manufacturing of fusion power plants and related technology; ability to manage growth effectively; possibility of incurring losses in the future and not being able to achieve or maintain profitability; potential generation capacities of specific reactor designs; safety and cleanliness of specific reactor designs; regulatory outlook; future market conditions; success of strategic partnerships; developments in the capital and credit markets; future financial, operational and cost performance; revenue generation; demand for nuclear energy; economic outlook and public perception of the nuclear energy industry; changes in laws or regulations; ability to obtain required regulatory approvals on a timely basis or at all; ability to protect intellectual property; adverse economic or competitive conditions; and other risks and uncertainties. In addition, TMTG and TAE caution you that the forward-looking statements contained in this presentation are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the proposed transaction or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against TMTG or TAE following announcement of the proposed transaction; (iii) the inability to complete the proposed transaction due to the failure to obtain approval of the shareholders of TMTG or TAE, or other conditions to closing in the merger agreement; (iv) the risk that the proposed transaction disrupts TMTG's or TAE's current plans and operations as a result of the announcement of the proposed transaction; (v) TMTG's and TAE's ability to realize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition and the ability of TMTG and TAE to grow and manage growth profitably following the proposed transaction; and (vi) costs related to the proposed transaction. The forward-looking statements in this press release are based upon information available to TMTG and TAE as of the date of this press release and, while TMTG and TAE believe such information forms a reasonable basis for such statements, these statements are inherently uncertain, and you are cautioned not to unduly rely upon these statements. Except as required by applicable law, TMTG and TAE do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events or otherwise. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in TMTG's periodic filings with the SEC, including TMTG's Annual Report on Form 10-K for the fiscal year ended December 31, 2024, TMTG's subsequent Quarterly Reports on Form 10-Q and in the Form S-4, when filed. TMTG's SEC filings are available publicly on the SEC's website at www.sec.gov.

Participants in the Solicitation

TMTG and certain of its directors and executive officers and TAE and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the TMTG Shareholders with respect to the proposed transaction under the rules of the SEC. Information regarding the names, affiliations and interests of certain of TMTG's directors and executive officers in the solicitation by reading TMTG's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 14, 2025, TMTG's subsequent Quarterly Reports on Form 10-Q filed with the SEC on May 9, 2025, August 1, 2025 and November 7, 2025, respectively, TMTG's definitive proxy statement for the 2025 annual meeting of shareholders filed with the SEC on March 18, 2025 and the proxy statement/prospectus and consent solicitation statement and other relevant materials filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the paragraphs above. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the TMTG Shareholders in connection with the proposed transaction, including a description of their direct and indirect interests, by security holdings or otherwise, will also be set forth in the proxy statement/prospectus and consent solicitation statement and other relevant materials when filed with the SEC.

Important Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, TMTG intends to file with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 to register the common stock of TMTG ("TMTG Shares") to be issued in connection with the proposed transaction. The registration statement will include a document that serves as a proxy statement and prospectus of TMTG and consent solicitation statement of TAE (the "proxy statement/prospectus and consent solicitation statement"), and TMTG will file other documents regarding the proposed transaction with the SEC. This document is not a substitute for the registration statement, the proxy statement/prospectus and consent solicitation statement, or any other document that TMTG may file with the SEC. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND CONSENT SOLICITATION STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TMTG AND TAE, THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO, AND RELATED MATTERS.

After the registration statement has been declared effective, a definitive proxy statement will be mailed to the shareholders of TMTG (the "TMTG Shareholders") and a prospectus and consent solicitation statement will be sent to the stockholders of TAE. Investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus and consent solicitation statement, as each may be amended or supplemented from time to time, and other relevant documents filed by TMTG with the SEC (if and when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by TMTG, including the proxy statement/prospectus and consent solicitation statement (when available), will be available free of charge from TMTG's website at tmtgcorp.com under the "Investors" tab.

No Offer or Solicitation

This presentation is not intended to and does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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 Transaction highlights  All Stock Transaction  TMTG/TAE: approximately 50% each, on a fully diluted basis  Pro forma Ticker: DJT (NASDAQ & NYSE Texas)  Pro forma Company capitalized to fund first utility-scale fusion plant while continuing to grow differentiated media and technology franchises  TAE has demonstrated technology and team, >25-year history  As part of the transaction, TMTG has agreed to provide up to $200 million of cash to TAE and an additional $100 million is  available upon initial filing of the Form S-4  Pro forma board highly accomplished: nine-member board (majority independent), including Devin Nunes, Michl Binderbauer, Donald J. Trump Jr. And Michael B. Schwab (Chairman)  Next Steps  Expected to close in mid-26, subject to customary closing conditions and shareholder approval by both companies  Mid 26  Expected transaction  close  4

 TMTG: Experience with large capital raises and complex regulatory processes  TMTG: Publicly listed on NASDAQ and NYSE Texas  TMTG: Mission of America-first investments solidified through TAE deal  TAE: 27 years of fusion research, five fusion reactors  TAE: 400 employees,  62 Ph.Ds, over 1,600 patents  granted  TAE "fits" TMTG mandate through consistent values:  Promotes energy independence  Strengthens national  security  Bolsters U.S. businesses and manufacturing  Maintains American  energy dominance  Future upside through TAE Power Solutions, TAE Life Sciences businesses  TMTG: planning to provide significant capital to advance project developments  TAE: Raised $1.3B in private capital to date  Pro forma Company: conglomerate to combine leading energy innovator and growing media company  Pro forma Company: America-focused mission; strong capital structure  Pro forma Company on mission to realize America's promise  Management: Nunes  and Binderbauer to serve as  Co-CEOs  Board: Michael Schwab to serve as Board Chair  Pro forma Company to be  governed by nine-  member board with diverse experience, proven track record  Majority of the board will be  independent  TMTG to advance TAE's unrivaled, proprietary technology  Pro forma Company to advance American ingenuity for the benefit of all  Established infrastructure to deliver electric power, secure freedom, and provide  technological solutions for Americans  Creates one of the world’s  first publicly traded  fusion cos., with innovative, growing tech and media businesses  Skilled, experienced management and board of directors  4

 Pro forma company to deliver clean, affordable, reliable fusion energy  Recognized global leader in fusion power  Five reactors built to date  Targeting utility-scale power generation  Future plants to be scaled to 350 – 500 MWe  Fusion energy to meet A.I.-driven demand  TAE's proprietary technology is safe, deployable, firm, and reliable baseload power  5  TMTG to serve as  Pro forma ho lding company.  Cutting edge battery and  power delivery systems  Innovative biologically targeted radiation therapy for cancer  Financial services and fintech brand  incorporating America-first investments  Social media platform ensuring free  speech online  Ultra-fast streaming of non-woke news networks  and family-friendly on-demand content

New pathway to commercialization after Norm breakthrough


6"

A, B, C-1
1998 – 2005
Plasma core & fuel injection established


100'

Norman
2016—2022
"Hot Enough" milestone, plasma at >30M°C


150+'

Da Vinci
2025—2031
Enables sustainable, economic power plants

1998—2005	2006—2012	2013—2022	2022—2028	2025—2031
Component R&D Era	Concept Validation	Norman Era: Proof of Science	Norm Era: Scaling to Reactor Level	First Fusion Power Plant

C-2
2006 – 2012
First full-scale, integrated machine


70'

C-2U
2013 – 2016
"Long Enough" milestone, "at will" sustainment


70'

Norm & Norm-U
2022 – 2028
Reactor level plasma performance at 100M°C


50'

First Power Offtake
Targeting fusion-generated electricity in 2031

Paves way for power plants expected to be sized 350 – 500 MWe.

TAE's track record of innovation advantages future value creation

- **4** Nobel Prize laureates
- **8+** U.S. Dept. of Energy Awards
- **8** Scientific awards received by TAE Chief Science Officer
- **7** Maxwell Prize winners on staff and advisory
- **200+** Key scientific peer reviews or scientific papers published

tae | TMTG

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 Robust IP position and track record of success  0  250  500  750  1000  1250  1500  1750  2000  2250  2500  2000  2001  2002  2003  2004  2005  2006  2007  2008  2009  2010  2011  2012  2013  2014  2015  2016  2017  2018  2019  2020  2021  2022  2023  2024  TAE has had >1,600 patents granted, licensing of proprietary products for future revenue stream  TAE and partially-owned subsidiary business lines:  Breakthrough reactor design; targeting fusion-generated electricity in 2031  Deliver lower cost, higher performing energy storage, applicable to AI-data center expansion  Patented particle accelerator technology for a breakthrough biologically-guided radiation therapy  TAE CEO Dr. Michl Binderbauer holds  >100 patents, and has published in the world’s  leading, peer-reviewed scientific journals  Track record of innovation expected to advantage pro forma Company for future value creation  TAE Technologies Patents Filed and Granted Since 2000  Cumulative Patents Granted  Patent Applications Filed (net)  10

 TAE is a clear leader to accelerate American fusion’s path to power  Fusion: no long-lived radioactive waste, no pollution, uses readily available, cost-effective fuels  Breakthrough reactor design: smaller, less expensive, easier to build and operate  Targeting delivery of fusion-generated electricity by 2031  Modular design, site-agnostic, community-friendly  Critical products sourced in  U.S., readily available supply chain  Future commercial power plants to target 350 - 500 MWe per plant  TAE has built five fusion reactors to date. Pictured is the Norman reactor.  10

 TMTG’s balance sheet to provide funding to build the world's first utility-scale 50 MWe power plant  Post close, Company plans to site and construct  its first utility-scale fusion power plant, in accordance with the following target milestones:  2026  Site location and commence construction, pending approvals  2029  First plasma expected,  marking transition to  pre-commercial operations  2030  Net energy capability to validate economic viability  2031  Initial facility power operations  Pro forma Company to advance Da Vinci project in 2026  Success paves way for additional  power plants, expected to be sized 350 – 500 MWe  Da Vinci power plant – TAE's planned first utility-scale fusion power plant.  10

 Derisked financing clears path to commercialization  Transaction to bolster U.S.-leadership position in nuclear fusion technology and deployment  $3.1 B of financial assets on balance sheet as of third quarter 2025  Capitalization will allow for initial site selection and commencement of construction in near-term, targeting fusion-generated electricity in 2031  TMTG to invest up to $200 M into TAE and an additional  $100 M upon filing a Form S-4 to derisk near term  milestones and accelerate fusion’s path to power  $1.3B  Capital raised to date from notable partners  Industry-leading financial positioning  10

 3,500  4,000  4,500  6,500  6,000  5,500  5,000  American fusion to address A.I. industry’s call for power  Total U.S. Power Demand(1)  0.76% CAGR  (2012 -2024)  2.14% CAGR  (2025-2040)  3,000  2,500  2012 2016 2020 2024 2028 2032 2036 2040  December 15, 2025  TWh  11  Source: WoodM ackenzie as of 5/ 21/2 025 .

Governance: Skilled, diverse Board of Directors

Company to have majority-independent nine-member board, including Schwab, Binderbauer, Nunes, and Trump, Jr.; plan to assemble advisory board comprised of specialists with diverse backgrounds and experiences



Michael B. Schwab

Board Chair

Michael B. Schwab, Founder and managing director of Big Sky Partners, has spent over two decades transforming ideas into reality through visionary investments.



Michl Binderbauer, PhD

Co-CEO, Board Member

Dr. Michl Binderbauer, co-Founder and CEO of TAE Technologies, is the architect of TAE Technologies' research and development program, and is a co-inventor of many of the company's technological advancements.



Devin Nunes

Co-CEO, Board Member

Devin Nunes, CEO of Trump Media and Technology Group, oversaw the expansion of TMTG into a multi-billion dollar company and the development of the proprietary technology to launch global, interoperable, apps to protect free speech online.



Donald Trump, Jr.

Board Member

Donald J. Trump Jr. is an innovator and leader in today's business world, whose inherent business sense adds a level of detail and depth to the management of all current and future Trump projects.

tae | TMTG

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Proven, experienced leadership  Michl Binderbauer, PhD  Co-CEO, Board Member  Devin Nunes  Co-CEO, Board Member  Chairman of the President's Intelligence Advisory Board and former Chairman of the House Intelligence Committee  25 years of experience in public service addressing defense, intelligence, energy, tax, trade, and healthcare policy issues  Successful track record of large capital raises including a $2.4B private placement offering  Experience navigating complex SEC merger processes and regulatory issues  Published multiple papers in the world’s leading peer-reviewed scientific journals, including Science, Physical Review Letters, Nature Communications, among others  Holds >100 U.S. and international technology patents  Recipient of UC Irvine’s prestigious Lauds & Laurels  Award  Inaugural inductee into the UCI School of Physical Sciences Hall of Fame  12

 TMTG to Merge with TAE  Advancing America’s energy dominance  and powering the A.I. revolution